UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 14, 2010
Comarco, Inc.
(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949)599-7400
Not Applicable

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.
     On June 14, 2010 Comarco, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the first quarter of fiscal 2011, which ended on April 30, 2010. In addition, on June 14, 2010, the Company held a conference call and webcast to discuss the Company’s first quarter results for fiscal 2011 and current corporate developments. The press release and transcript of the conference call and webcast are incorporated herein to this Form 8-K by reference and are attached hereto as Exhibits 99.1 and 99.2.
     Note: The information contained in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press release of Comarco, Inc. dated June 14, 2010
99.2	Transcript of Earnings Conference Call and Webcast of Comarco, Inc. held on June 14, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC. (Registrant)
Date June 17, 2010	/s/ Winston E. Hickman
(Signature)
Winston E. Hickman Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Comarco Inc. dated June 14, 2010
99.2	Transcript of Earnings Conference call and Webcast of Comarco Inc. held on June 14, 2010